UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 30, 2003

                   Greenwich Capital Commercial Funding Corp.
     ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                  333-99383-02               06-1565524
 ------------------------------------------------------------------------------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)          Identification No.)

            600 Steamboat Rd.,
            Greenwich, Connecticut                              06830
 ------------------------------------------------------------------------------
            (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (203) 625-2700
                                                  -----------------------------

Item 5.  Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for Greenwich Capital Commercial Funding Corp., as depositor, Commercial Mortgage Trust 2003-C1, Commercial Mortgage Pass-Through Certificates, Series 2003-C1. On June 30, 2003, Greenwich Capital Commercial Funding Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 30, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wachovia Bank, National Association, as Master Servicer, GMAC Commercial Mortgage Corporation, as Special Servicer, LaSalle Bank National Association, as Trustee and ABN AMRO Bank N.V., as Fiscal Agent of the Greenwich Capital Commercial Funding Corp., Commercial Mortgage Trust 2003-C1, Commercial Mortgage Pass-Through Certificates, Series 2003-C1 issued in twenty-four classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class B and Class C Certificates are being offered by the Prospectus dated June 11, 2003, as supplemented by the Prospectus Supplement dated June 20, 2003.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 4   Pooling and Servicing Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 15, 2003


                                       GREENWICH CAPITAL COMMERCIAL
                                       FUNDING CORP.


                                       By: /s/ Paul D. Stevelman
                                          ----------------------------------
                                       Name:   Paul D. Stevelman
                                       Title:  Managing Director

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K                                                   Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

4                               Pooling and Servicing Agreement    E